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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 1997
                               (OCTOBER 21, 1997)



                              NU-TECH BIO-MED, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                      0-11772                25-1411971
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                        55 ACCESS ROAD
                    WARWICK, RHODE ISLAND                      02886
          (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code: (401) 732-6520



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ITEM 5. OTHER EVENTS.

      As of October 15, 1997, a majority of the stockholders of Nu-Tech Bio-Med, Inc. (the "Registrant") as of August 8, 1997 have approved an amendment to the Registrant's Amended and Restated Certificate of Incorporation to increase the total number of shares of all classes of capital stock which the Registrant may issue to fifty-two million shares; such increase has been effected by increasing the number of shares of common stock from twelve million shares to fifty million shares and by increasing the number of shares of preferred stock from one million shares to two million shares. This proposal was made via a consent solicitation proxy statement on behalf of the Registrant's Board of Directors.

      The amendment was declared effective by the Secretary of the State of Delaware on October 21, 1997. By reason of such amendment, the Registrant is now able to resume conversions of its Series A Convertible Preferred Stock into Common Stock for those Series A Convertible Preferred Stockholders who wish to convert. Conversions will be honored in the order received by the Registrant at its offices in Warwick, Rhode Island. In order to be honored, notices of conversion must be received in due and proper form and properly executed. The Registrant will record the date and time that each notice of conversion is received, and any notice of conversion which is defective will be rejected, and the cure of any defect will be deemed to be received on the date and time that the cure of the defect is actually received by the Registrant. Such conversions will be allowed to continue until such time as the Company no longer has a sufficient number of authorized shares of Common Stock.

      As reported in the Registrant's Current Report on Form 8-K, dated October 6, 1997, pursuant to the Registrant's acquisition of a 52.6% interest in Physicians Clinical Laboratory, Inc. ("PCL"), the Registrant suspended sales by selling shareholders under its Selling Shareholder Registration Statements pending the preparation and filing by the Registrant of additional reports with the Securities and Exchange Commission relating to the completion of the acquisition of its majority interest in PCL, and the Registrant amending its Selling Shareholder Registration Statements to reflect the completion of the PCL transaction. On October 20, 1997, the Registrant filed an initial Current Report on Form 8-K relating to the acquisition of such majority interest in PCL, and under the applicable rules for such form, the Registrant has 60 days from such date to file the requisite financial statements of PCL. Sales under the Registration Statements remain suspended pending such further filings and amendments, and such sales may resume only upon notification by the Registrant to the selling shareholders that such filings and amendments have been completed.

ITEM 7. EXHIBITS.

Number      Description
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  3         Amendment to the Registrant's Certificate of Incorporation



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                  NU-TECH BIO-MED, INC.


                  By: /s/ J. MARVIN FEIGENBAUM
                      ----------------------------------------------
                      Name:  J. Marvin Feigenbaum
                      Title: Chairman of the Board, President, Chief
                             Executive and Chief Financial Officer



Date: October 23, 1997


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                                EXHIBIT INDEX


Number      Description
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  3         Amendment to the Registrant's Certificate of Incorporation